SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectuses for the following funds:

Scudder Emerging Markets Growth Fund
Scudder Health Care Fund
Scudder Pacific Opportunities Fund

--------------------------------------------------------------------------------

The following supplements information contained in the section "Main Investment Strategy" and replaces the "Non-Diversification Risk" subsection contained in the "Main Risks" section for each of the funds listed above.

The fund is classified as "diversified." As compared to non-diversified funds, diversified funds generally invest in a larger number of issuers.




               Please Retain This Supplement for Future Reference

July 12, 2004
DIV